UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023 (June 14, 2023)

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

(781) 457-9000

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan

On April 26, 2023, the board of directors, or the Board, of Anika Therapeutics, Inc., or the Company, adopted and approved, subject to stockholder approval, an amendment, or the Amendment, to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan as previously amended, or the 2017 Plan. Stockholders approved the Amendment at the Company’s Annual Meeting of Stockholders held on June 14, 2023, or the Annual Meeting, as described under Item 5.07 below. The Amendment increases the number of shares of common stock reserved under the 2017 Plan by 435,000 from 4,850,000 to 5,285,000. Additionally, the Amendment provides that all 5,285,000 shares authorized under the 2017 Plan may be granted as incentive stock options in accordance with Section 422 of the Internal Revenue Code of 1986. Certain other provisions of the 2017 Plan were amended by the Amendment to clarify that the 2017 Plan: (i) prohibits substitution of Awards (as defined in the 2017 Plan) without stockholder approval, and (ii) counts stock-settled Options (as defined in the 2017 Plan) and SARs (as defined in the 2017 Plan) against the number of Shares (as defined in the plan) available for the grant of Awards (as defined in the 2017 Plan) on a gross basis. No other provisions of the 2017 Plan were amended by the Amendment.

A summary of the principal features of the 2017 Plan is included in the proxy statement for the Annual Meeting, which the Company filed with the Securities and Exchange Commission on May 1, 2023, and which the Company refers to below as the Proxy Statement. The foregoing description is qualified in its entirety by reference to the text of the 2017 Plan, as amended by the Amendment, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Appointment of Officer

On June 14, 2023, the Board appointed Anne Nunes, age 54, as the Company’s Senior Vice President, Chief Operations Officer, effective as of June 19, 2023. Pursuant to an offer letter dated June 16, 2023, Ms. Nunes will receive an annual base salary of $440,000 and will be eligible to receive a discretionary annual cash bonus with a target bonus of 45% of her base salary (prorated for fiscal year 2023).

Ms. Nunes has served as the Company’s Vice President, Operations since September 27, 2021. Prior to joining Anika, Ms. Nunes served as Senior Vice President of Global Operations at Smith & Nephew, a global portfolio medical technology company focused on the repair, regeneration and replacement of soft and hard tissue, from 2019 to 2021. From 2012 to 2019, Ms. Nunes held roles of increasing responsibility with Smith & Nephew, including Senior Vice President of Process Optimization, Vice President of Supply Chain for the Advance Surgical Devices division and Chief Information Officer of the Sports Medicine business unit. Prior to 2012, Ms. Nunes held positions at Biogen Idec, a global biotechnology company that pioneers science and drives innovations for complex and devastating diseases, and Eli Lilly & Co., a pharmaceutical company. Ms. Nunes earned her Bachelor of Science in Chemistry from the University of Illinois and her Masters of Business Administration from Boston University.

There are no relationships or related party transactions involving Ms. Nunes or any member of her immediate family required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 14, 2023. The Board solicited proxies for the Annual Meeting pursuant to the Proxy Statement. There was no solicitation in opposition to the Board’s solicitation. The number of shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting was 14,743,476. A total of 13,320,044 shares of common stock were present in person or by proxy at the Annual Meeting, representing 90.34% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the Annual Meeting, and the voting results reported below are final.

The matters considered and voted on by the stockholders at the Annual Meeting and the votes of the stockholders were as follows:

PROPOSAL 1

Stockholders voted as follows with respect to election of each of the director nominees identified in the Proxy Statement:

Nominee	For	Against	Abstain	Broker Non-Votes
Gary P. Fischetti	12,032,739	106,519	12,477	1,168,309
John B. Henneman, III	11,054,795	1,079,499	17,441	1,168,309
Susan L. N. Vogt	11,721,294	417,401	13,040	1,168,309

As a result of this vote, Messrs. Fischetti and Henneman and Ms. Vogt were elected as Class III directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until his or her earlier resignation or removal.

PROPOSAL 2

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholders voted as follows with respect to this ratification proposal:

For	Against	Abstain	Broker Non-Votes
13,279,828	27,825	12,391	0

PROPOSAL 3

Stockholders voted, on a non-binding, advisory basis, to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement. Stockholders voted as follows with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
11,873,054	227,519	51,162	1,168,309

PROPOSAL 4

Stockholders voted, on a non-binding, advisory basis, as follows with respect to the frequency of future advisory votes on compensation paid to the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
11,078,317	3,067	1,038,679	31,672

Based on the votes set forth above, stockholders approved, on a non-binding, advisory basis, a frequency of 1 year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board considered the voting results with respect to the frequency proposal and other factors, and the Board currently intends for the Company to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of holding the non-binding, advisory vote on the compensation of the Company’s named executive officers.

PROPOSAL 5

Stockholders approved the Amendment with respect to the 2017 Plan. Stockholders voted as follows with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
9,807,584	2,331,160	12,991	1,168,309

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1†	Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan (as amended effective June 14, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: June 21, 2023	By:	/s/ Cheryl R. Blanchard
Cheryl R. Blanchard
President and Chief Executive Officer